UNITED STATES SECURITIES AND EXCHANGE COMMISSION

  WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT UNDER SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 28, 2014

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-31305	98-0607469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Shinfield Park, Reading, Berkshire RG2 9FW, United Kingdom

(Address of Principal Executive Offices)

+44 118 913 1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 28, 2014, Foster Wheeler AG (“Foster Wheeler” or the “Company”) and AMEC plc (“AMEC”) entered into a Deed of Amendment (the “Amendment”) to that certain Implementation Agreement (as so amended, the “Implementation Agreement”), dated February 13, 2014, between Foster Wheeler and AMEC, relating to the acquisition of all of the issued and to be issued registered shares, par value CHF 3.00 per share, of Foster Wheeler (the “Shares”) by AMEC (the “Acquisition”), pursuant to an exchange offer (the “Offer”) to acquire all of the Shares, on the terms and subject to the conditions of the Implementation Agreement.  For a more complete description of the Implementation Agreement, the Offer and transactions contemplated thereby, see the Current Report on Form 8-K, filed by the Company on February 13, 2014 (including the complete text of the Implementation Agreement, which is attached as Exhibit 2.1 thereto).

The Amendment, among other things: (i) removes the requirements that (a) Foster Wheeler’s extraordinary general meeting to approve certain matters in connection with the Offer be held after AMEC’s general meeting of shareholders to approve the Acquisition, and (b) the proxy statement for Foster Wheeler’s extraordinary general meeting be included in the registration statement on Form F-4 to be filed by AMEC in connection with the Offer, (ii) amends the condition to the closing of the Offer relating to the  removal of certain transfer restrictions and voting limitations from Foster Wheeler’s articles of association such that the condition may be satisfied provided that amendments to the articles of association are passed providing an exemption from the transfer restrictions and voting limitations in the case where a person, who, together with its affiliates, acquires more than two-thirds of Foster Wheeler’s issued and outstanding shares in a successful public tender offer, and either (a) such amendments have been registered with the competent commercial register; or (b) with the agreement of Foster Wheeler and AMEC, the Foster Wheeler board of directors has granted an exception from the transfer restrictions and voting limitations in relation to the Foster Wheeler shares acquired by AMEC or its direct wholly owned subsidiary in the Offer, (iii) removes the requirement that the Foster Wheeler directors who will be appointed to the AMEC board of directors upon the closing of the Offer pursuant to the Implementation Agreement (who will also remain on the Foster Wheeler board of directors from and after the closing of the Offer) be non-executive directors of Foster Wheeler, and (iv) amends certain covenants and closing conditions relating to the registration of AMEC in Foster Wheeler’s share register as a shareholder with voting rights and to the election of AMEC’s nominees to the Foster Wheeler board of directors.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference.

Forward-Looking Statements

Certain comments contained herein may be forward-looking statements that are based on management’s assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company’s expectations about revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in the Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on February 27, 2014, and the following, could cause the Company’s business conditions and results to differ materially from what is contained in forward-looking statements including: the timing and success of the proposed Offer and acquisition of the Company by AMEC plc, the risk that the Company’s business will be adversely impacted during the pending proposed Offer and acquisition of the Company by AMEC plc, benefits, effects or results of the Company’s redomestication to Switzerland, deterioration in global economic conditions, changes in investment by the oil and gas, oil refining, chemical/petrochemical and power generation industries, changes in the financial condition of its customers, changes in regulatory environments, changes in project design or schedules, contract cancellations, the changes in estimates made by the Company of costs to complete projects, changes in trade, monetary and fiscal policies worldwide, compliance with laws and regulations relating to the Company’s global operations, currency fluctuations, war, terrorist attacks and/or natural disasters affecting facilities either owned by the Company or where equipment or services are or may be provided by the Company, interruptions to shipping lanes or other methods of transit, outcomes of pending and future litigation, including litigation regarding the Company’s liability for damages and insurance coverage for asbestos exposure, protection and validity of the Company’s patents and other intellectual property rights, increasing global competition, compliance with its debt covenants, recoverability of claims against the Company’s customers and others by the Company and claims by third parties against the Company, and changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with or furnished to the Securities and Exchange Commission.

Important information

The Offer has not commenced. At the time the Offer is commenced, AMEC will file a registration statement on Form F-4 and a Tender Offer statement on Schedule TO and the Company will file a Recommendation Statement on Schedule 14D-9 with respect to the Offer. These documents will contain important information about the Offer that should be read carefully before any decision is made with respect to the Offer. These materials will be made available to the shareholders of the Company at no expense to them. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, www.sec.gov, after they have been filed. Any materials filed with the SEC may also be obtained without charge at the Company's website, www.fwc.com.

This announcement is for informational purposes only and does not constitute or form part of an offer to sell or the solicitation of an offer to buy or subscribe to any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This announcement is not an offer of securities for sale into the United States. No offering of securities shall be made in the United States except pursuant to registration under the US Securities Act of 1933, or an exemption therefrom.

Participants in the Solicitation

The Company will be, and certain other persons may be, soliciting proxies in connection with the Company’s proposed extraordinary general meeting of shareholders to, among other things, approve certain amendments to its articles of association (relating to the removal of certain transfer restrictions and certain voting limitations with respect to Foster Wheeler shares) and to elect three AMEC nominees to serve on the Company’s board of directors following the closing of the Offer, each of which are among the conditions to closing of the Offer.

The directors and executive officers and other members of management and employees of each of AMEC and the Company may be deemed to be participants in any such proxy solicitations. Information about the Company’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014 and in the Company’s proxy statement on Schedule 14A filed with the SEC on April 1, 2014, and will be available in the proxy statement that the Company intends to file with the SEC in connection with the extraordinary general meeting. The Company understands that it is AMEC’s intention that information about AMEC’s directors and executive officers will be made available in the Registration Statement on Form F-4 when it is filed. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the relevant materials to be filed with the SEC regarding the transaction. Investors should read all the materials filed with the SEC carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Deed of Amendment, dated 28 May 2014, to the Implementation Agreement, dated 13 February 2014, by and between AMEC plc and Foster Wheeler AG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Foster Wheeler has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

	By:	/s/ Michelle K. Davies
DATE: May 28, 2014		Michelle K. Davies Corporate Secretary